UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
September 28, 2007

TSB Financial Corporation (Exact name of Registrant as Specified in its Charter)

North Carolina (State or other Jurisdiction of Incorporation)

000-52223	20-4814503

(Commission File Number)	(IRS Employer Identification No.)

1057 Providence Road, Charlotte, North Carolina 28207
(Address of principal executive offices, including Zip Code)

(704) 331-8686
(Registrant’s Telephone Number, including Area Code)

N/A
(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
     On September 28, 2007, TSB Financial Corporation (the “Company”) entered into an amendment to its merger agreement with SCBT Financial Corporation (“SCBT”) dated as of August 29, 2007. The amendment resolves an internal inconsistency in the merger agreement by correcting the definition of a term used in the provision governing the allocation of merger consideration between SCBT common stock and cash. This correction reflected the parties’ original intention for this provision and the parties’ respective prior public disclosures describing the merger agreement. The foregoing description of the amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the amendment, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.
ADDITIONAL INFORMATION ABOUT THE MERGER AND WHERE TO FIND IT
     SCBT will file a registration statement, a proxy statement/prospectus and other relevant documents concerning the proposed transaction with the Securities and Exchange Commission (the “SEC”). Shareholders are urged to read the registration statement and the proxy statement/prospectus when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. You will be able to obtain a free copy of the joint proxy statement/prospectus, as well as other filings containing information about SCBT and the Company, at the SEC’s Internet site (http://www.sec.gov). Copies of the proxy statement/prospectus to be filed by SCBT also can be obtained, when available and without charge, by directing a request to TSB Financial Corporation, 1057 Providence Road, Charlotte, North Carolina 28207, Attention: Jan H. Hollar, Chief Financial Officer, (704) 331-8686, or to SCBT Financial Corporation, Post Office Box 1030, Columbia, South Carolina 29202, Attention: Richard C. Mathis, Executive Vice President and Chief Risk Officer, (803) 765-4629.
     The Company, SCBT and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of the Company in connection with the merger. Information about the directors and executive officers of the Company and their ownership of the Company’s common stock is set forth in the Company’s most recent proxy statement as filed with the SEC, which is available at the SEC’s Internet site (http://www.sec.gov) and at the Company’s address in the preceding paragraph. Information about the directors and executive officers of SCBT is set forth in SCBT’s most recent proxy statement filed with the SEC and available at the SEC’s Internet site and from SCBT at the address set forth in the preceding paragraph. Additional information regarding the interests of these participants may be obtained by reading the joint proxy statement/prospectus regarding the proposed transaction when it becomes available.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
     (d) Exhibits.
     The following exhibits are filed as part of this report:

Exhibit
Number	Description

2.1	Amendment to Agreement and Plan of Merger between TSB Financial Corporation and SCBT Financial Corporation, dated as of September 28, 2007

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TSB FINANCIAL CORPORATION

Dated: October 1, 2007	By:	/s/ Jan H. Hollar

Jan H. Hollar
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Exhibit

2.1	Amendment to Agreement and Plan of Merger between TSB Financial Corporation and SCBT Financial Corporation, dated as of September 28, 2007

4